UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2009

COCA-COLA ENTERPRISES INC.

(Exact name of Registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 20, 2009, Coca-Cola Enterprises Inc. completed a dual tranche offering of $350,000,000 aggregate principal amount of 3.75% Notes due 2012 (the “2012 Notes”) and $250,000,000 aggregate principal amount of 4.25% Notes due 2015 (the “2015 Notes” and, together with the 2012 Notes, the “Notes”). Copies of the form of the 2012 Notes, the form of the 2015 Notes and the tax opinion of Shearman & Sterling LLP dated February 20, 2009 provided in connection with the offering of the Notes are attached hereto as Exhibits 4.1, 4.2 and 8.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Form of 3.75% Notes due 2012.

4.2	Form of 4.25% Notes due 2015.

8.1	Tax Opinion dated February 20, 2009 of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

By:	/S/ WILLIAM T. PLYBON
Name:	William T. Plybon
Title:	Vice President, Secretary and Deputy General Counsel

Date: February 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of 3.75% Notes due 2012.

4.2	Form of 4.25% Notes due 2015.

8.1	Tax Opinion dated February 20, 2009 of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 8.1).